SCHEDULE 14A
                               (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                        of 1934 (Amendment No.         )

  Filed by Registrant  [X]
  Filed by a Party other than the Registrant [ ]
  Check the appropriate box:
  [ ]  Preliminary Proxy Statement
  [ ]  Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e) (2))
  [X]  Definitive Proxy Statement
  [ ]  Definitive Additional Materials
  [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


               (Name of Registrant as Specified In Its Charter)

                         UNITED FINANCIAL MORTGAGE CORP.
  ___________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

  Payment of Filing Fee (Check the appropriate box):
  [X]  No fee required.
  [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:
  ___________________________________________________________________________
       (2) Aggregate numer of securities to which transactions applies:
  ___________________________________________________________________________
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
  ___________________________________________________________________________
       (4) Proposed maximum aggregate value of transaction:
  ___________________________________________________________________________
       (5) Total Fee Paid
  ___________________________________________________________________________
  [ ]  Fee paid previously with preliminary materials.
  [ ]  Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
  ___________________________________________________________________________
       (1) Amount Previously Paid:
  ___________________________________________________________________________
       (2) Form, Schedule or Registration Statement No:
  ___________________________________________________________________________
       (3) Filing Party:
  ___________________________________________________________________________
       (4) Date Filed:
  ___________________________________________________________________________

                       UNITED FINANCIAL MORTGAGE CORP.
                              815 Commerce Drive
                          Oak Brook, Illinois 60523


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       To Be Held on September 8, 2004


 To the Shareholders of United Financial Mortgage Corp.

 Notice is hereby given that the Annual Meeting of Shareholders of United Financial Mortgage Corp., an Illinois corporation (the "Company"), will be held on Wednesday, September 8, 2004, at 2:00 P.M. local time, at the Renaissance Oak Brook Hotel, 2100 Spring Road, Oak Brook, Illinois 60523. The Annual Meeting will be held for the purpose of considering and acting upon the following matters:

      1.   the election of seven directors of the Company;

      2. the adoption of the United Financial Mortgage Corp. 2004 Stock Incentive Plan;

      3. the ratification of the engagement of Crowe Chizek and Company LLC as the independent auditors of the Company for the year ending April 30, 2005; and

      4. such other business as may properly come before the meeting or any adjournment or postponements thereof.

 The Board of Directors has set the close of business on August 9, 2004, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements of the meeting. In the event that there are not sufficient votes to establish a quorum or to approve or ratify the proposals to be considered at the Annual Meeting, the meeting may be adjourned or postponed in order to permit the further solicitation of proxies. The transfer books of the Company will not be closed.

                                    By Order of the Board of Directors,

 August 16, 2004                    /s/  Joseph Khoshabe
 Oak Brook, Illinois                Joseph Khoshabe
                                    Chairman



                           YOUR VOTE IS IMPORTANT.
                       PLEASE SIGN, DATE AND RETURN THE
                         ACCOMPANYING PROXY PROMPTLY.

                       UNITED FINANCIAL MORTGAGE CORP.

                               PROXY STATEMENT

 These proxy materials are furnished in connection with the solicitation by the Board of Directors of United Financial Mortgage Corp. (the "Company") of proxies to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Wednesday, September 8, 2004, at 2:00 P.M. local time, at the Renaissance Oak Brook Hotel, 2100 Spring Road, Oak Brook, Illinois 60523, and any adjournment or postponement thereof. The Board of Directors would like to have all shareholders represented at this year's Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are urged to complete, date and sign your proxy, then return it to the Company in the accompanying envelope. No postage needs to be affixed if you mail your proxy in the United States. The mailing address of the Company's principal executive office is 815 Commerce Drive, Suite 100, Oak Brook, Illinois 60523.

 The Notice of Annual Meeting of Shareholders, this proxy statement and the enclosed form of proxy will first be mailed to the shareholders of the Company on or about August 16, 2004. Your proxy is solicited by the Board of Directors of the Company.

 The following is information that we believe you will find to be informative with respect to the Annual Meeting and the voting process.


 Why am I receiving this proxy statement and proxy form?

 You are receiving a proxy statement and proxy form from us because on August 9, 2004, you owned shares of the Company's Common Stock. This proxy statement describes the matters that will be presented for consideration by the shareholders at the Annual Meeting. It also gives you information concerning the matters to be considered to assist you in making an informed decision.

 When you sign the enclosed proxy form, you appoint the proxy holder as your representative at the Annual Meeting. The proxy holder will vote your shares as you have instructed in the proxy form, thereby ensuring that your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, you should complete, sign and return your proxy form in advance of the Annual Meeting in case your plans change.

 If you have signed and returned the proxy form and an issue comes up for a vote at the meeting that is not identified on the form, the proxy holder will vote your shares, pursuant to your proxy, in accordance with his or her judgment.


 What matters will be voted on at the Annual Meeting?

 You are being asked to vote on the election of directors of the Company, the adoption of the United Financial Mortgage Corp. 2004 Stock Incentive Plan and the ratification of Crowe Chizek and Company LLC ("Crowe Chizek") as our independent auditors for the 2005 fiscal year. These matters are more fully described in this proxy statement.


 How do I vote?

 You may vote either by mail or in person at the Annual Meeting. To vote by mail, complete and sign the enclosed proxy form and mail it in the enclosed pre-addressed envelope. No postage is required if mailed in the United States. If you mark your proxy form to indicate how you want your shares voted, your shares will be voted as you instruct.

 If you sign and return your proxy form, but do not mark the form to provide voting instructions, the shares represented by your proxy form will be voted "FOR" the slate of directors named in this proxy statement, "FOR" the adoption of the United Financial Mortgage Corp. 2004 Stock Incentive Plan and "FOR" the ratification of Crowe Chizek as our independent auditors.

 If you want to vote in person, please come to the Annual Meeting. We will distribute written ballots to anyone who wants to vote at the Annual Meeting. Please note, however, that if your shares are held in the name of your broker (or in what is usually referred to as "street name"), you will need to arrange to obtain a proxy from your broker in order to vote in person at the Annual Meeting.


 What does it mean if I receive more than one proxy form?

 It means that you have multiple holdings reflected in our stock transfer records and/or in accounts with stockbrokers. Please sign and return ALL proxy forms to ensure that all your shares are voted.


 If I hold shares in the name of a broker, who votes my shares?

 If you received this proxy statement from your broker, your broker should have given you instructions for directing how your broker should vote your shares. It will then be your broker's responsibility to vote your shares for you in the manner you direct.

 Under the rules of various national and regional securities exchanges, brokers may generally vote on routine matters, such as the election of directors and the ratification of independent auditors, but cannot vote on non-routine matters, such as an amendment to the articles of incorporation, unless they have received voting instructions from the person for whom they are holding shares. If your broker does not receive instructions from you on how to vote particular shares on matters on which your broker does not have discretionary authority to vote, your broker will return the proxy form to us, indicating that he or she does not have the authority to vote on these matters. This is generally referred to as a "broker non-vote" and will affect the outcome of the voting as described below, under "How many votes are needed for approval of each proposal?" Therefore, we encourage you to provide directions to your broker as to how you want your shares voted on the matters to be brought before the Annual Meeting. You should do this by carefully following the instructions your broker gives you concerning its procedures. This ensures that your shares will be voted at the Annual Meeting.


 What if I change my mind after I return my proxy?

 If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

      * signing another proxy with a later date and returning that proxy to the attention of the President and Chief Executive Officer;

      * sending notice addressed to the attention of the President and Chief Executive Officer that you are revoking your proxy; or

      *  voting in person at the Annual Meeting.

 If you hold your shares in the name of a broker and desire to revoke your proxy, you will need to contact your broker to revoke your proxy. You may contact the President and Chief Executive Officer at the following address:

              United Financial Mortgage Corp.
              815 Commerce Drive, Suite 100
              Oak Brook, Illinois 60523
              Attn: President and Chief Executive Officer


 How many votes do we need to hold the Annual Meeting?

 A majority of the shares that are outstanding and entitled to vote as of the record date must be present in person or by proxy at the Annual Meeting in order to hold the Annual Meeting and conduct business. Abstentions are considered present at the Annual Meeting and counted in determining whether a quorum is present.

 Shares are counted as present at the Annual Meeting if the shareholder either:

      *  is present and votes in person at the Annual Meeting; or

      *  has properly submitted a signed proxy form or other proxy.

 On August 9, 2004, the record date, there were 5,965,143 shares of the Company Common Stock issued and outstanding. Therefore, at least 2,982,572 shares need to be present at the Annual Meeting.


 What happens if a nominee is unable to stand for re-election?

 The Board of Directors may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter case, shares represented by proxies may be voted for a substitute nominee. Proxies cannot be voted for more than seven nominees. We have no reason to believe any nominee will be unable to stand for re-election.


 What options do I have in voting on each of the proposals?

 You may vote "for" or "withhold authority" to vote for the nominees for director. You may vote "for," "against" or "abstain" with respect to the adoption of the United Financial Mortgage Corp. 2004 Stock Incentive Plan and the ratification of Crowe Chizek as the Company's independent auditors.


 How many votes may I cast?

 Generally, you are entitled to cast one vote for each share of stock you owned on the record date. The proxy form included with this proxy statement indicates the number of shares owned by an account attributable to you.


 How many votes are needed for each proposal?

 The Articles of Incorporation do not provide for cumulative voting. Accordingly, each share of the Company Common Stock is entitled to one vote on all matters submitted to the shareholders. Shares represented by broker non-votes are not considered present at the Annual Meeting and are not counted in determining whether a quorum is present. With respect to all matters, abstentions and broker non-votes will be counted as "no" votes in determining the number of shares voted for or against any proposal.

 The seven individuals receiving the highest number of votes cast "for" their election will be elected as directors of the Company. The adoption go the 2004 United Financial Mortgage Corp. 2004 Stock Incentive Plan and the ratification of our auditors must receive the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote.


 Where do I find the voting results of the Annual Meeting?

 We will announce voting results at the Annual Meeting. The voting results will also be disclosed in our quarterly report filed with the SEC for the quarter ended October 31, 2004.


 Who bears the cost of soliciting proxies?

 We will bear the cost of soliciting proxies. In addition to solicitations by mail, officers, directors or employees of the Company or its subsidiaries may solicit proxies in person or by telephone. These persons will not receive any special or additional compensation for soliciting proxies. We may reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.


 How does the Board recommend that I vote?

 The Board of Directors recommends that you vote "FOR" each of the director nominees, "FOR" the adoption of the United Financial Mortgage Corp. 2004 Stock Incentive Plan and "FOR" ratification of the appointment of Crowe Chizek as the Company's independent auditors.


 PROPOSAL 1: ELECTION OF DIRECTORS

 At the Annual Meeting on September 8, 2004, seven directors are to be elected to serve on the Board of Directors until the next annual meeting of shareholders or until their successors are elected and qualified. It is the intention of the persons named as proxies on the enclosed form of proxy to vote such proxy, unless indicated otherwise by the shareholder giving the proxy, in favor of the election of the nominees named below.

 If for any reason any of the nominees shall become unavailable for election, the proxy will be voted for nominees selected by the Board of Directors. At this time, the Board of Directors knows of no reason why any nominee would not be available for election. The vote of a majority of the shares of the Company Common Stock represented in person or by proxy at the Annual Meeting will be required to elect each of the nominees named below to the Board of Directors. The Board of Directors nominates individuals to serve on the Board of Directors. Additionally, the Board of Directors may consider nominations submitted in writing by shareholders.

 The Nominees

 Information concerning the nominees for election to the Board of Directors, as of August 1, 2004, is set forth below:

                                 Positions Held        Director   Years with
         Name           Age     with the Company        Since     the Company
 --------------------   ---    ----------------------  -------    -----------
 Joseph Khoshabe         59    Chairman and Director    1986          18
 John A. Clark           56    Director                 1998           6
 Robert S. Luce          57    Director                 1998           6
 Elliot R. Jacobs        59    Director                 2001           3
 James R. Zuhlke         58    Director                 2001           3
 Anthony W. Schweiger    62    Director Nominee            -           -
 Steve Y. Khoshabe       32    President and Chief         -          10
                               Executive Officer
                               and Director Nominee


 Mr. Schweiger was recommended as a nominee to the Board of Directors by  the
 President and Chief Executive Officer.   Mr. Steve Khoshabe was  recommended
 as a nominee to the Board of Directors by a non-management director.

 The business experience of each of the above-mentioned nominees for the past five or more years, and certain other biographical information, is set forth below:

 Joseph Khoshabe currently serves as the Company's Chairman and a member of its Board of Directors. Prior to April 2003 and since 1986, Mr. Khoshabe served as the Company's President and Chief Executive Officer. In addition to serving as Chairman, Mr. Khoshabe is also responsible for the Company's commercial lending operations. Prior to the Company's formation, Mr. Khoshabe was an executive with the Cracker Jack Division of Borden, Inc., where he was employed for approximately 17 years. Khoshabe holds a Bachelor of Arts Degree in Business Administration/ Economics from Governors State University and a Bachelor of Science/ Accounting from Tehran University. Mr. Khoshabe is the father of Mr. Steve Khoshabe, our President and Chief Executive Officer and a nominee for director.

 John A. Clark was elected to the Company's Board of Directors in 1998. Mr. Clark retired as the President and Chief Executive Officer of a Chicago area commercial banking organization in April of 1997. During his 17 year career as a senior executive with that organization, Mr. Clark helped develop or acquire a number of financial institutions and, on the date of his retirement, the organization was the largest bank holding company headquartered in DuPage County, Illinois. He is presently the President of SRJC, Inc., an organization that he formed in 1997 and that provides financial consulting services to small and medium sized businesses. Mr. Clark has a B.S. degree from the University of Wisconsin at Stevens Point, Wisconsin.

 James R. Zuhlke was elected to the Company's Board of Directors in 2001. Mr. Zuhlke has over 25 years of experience as an insurance executive. During that time, Mr. Zuhlke started and managed seven different insurance companies, including both domestic and overseas captives. Mr. Zuhlke was founder, President and Chairman of the Board of Intercargo Corporation, which became publicly-traded in 1988. Until January 2004, Mr. Zuhlke served as the President of Kingsway America, Inc., a holding company for six operating subsidiaries of the Kingsway Financial Services Group, which Mr. Zuhlke assisted in becoming a public company in 1995. Mr. Zuhlke also serves as a director of a number of other companies. Mr. Zuhlke is currently a private investor. Mr. Zuhlke received his BBA from the University of Wisconsin in 1968 and also received his law degree from the University of Wisconsin in 1971.

 Robert S. Luce was elected to the Company's Board of Directors in 1998. Mr. Luce is an attorney who has been practicing financial services law for 30 years. Mr. Luce attended the University of Illinois and received his law degree from Loyola University School of Law (Chicago) in 1972. Mr. Luce was an attorney with the United States Securities and Exchange Commission from 1972 to 1976 and was an adjunct professor of law at Loyola University of Law (Chicago) in the area of securities regulations from 1972 to 1980. Mr. Luce has served as corporate counsel to Fortune 500 companies and has been a partner in two Chicago area law firms. Mr. Luce founded the law offices of Robert S. Luce in 1989. In addition, Mr. Luce also serves as the President of MDR Mortgage, a mortgage broker located in Palatine, Illinois.

 Elliot R. Jacobs was elected to the Company's Board of Directors in 2001. Mr. Jacobs is a professional in the mortgage banking industry. Mr. Jacobs is a frequent speaker and contributing author on topics for the Mortgage Bankers Association of America. Mr. Jacobs has been a director of the mortgage banking strategies group of First Fidelity Capital Markets, Inc. of Boca Raton, Florida since 1998. During the period from 1993 to 1998,
 Mr. Jacobs was  the  director  of the  Mergers  and  Acquisitions  group  of
 CoreStates Capital Markets, a division of CoreStates Bank of Fort Lauderdale, Florida. Mr. Jacobs earned a B.S. in Accounting and an MBA in Management Information Systems, with honors, from the American University.

 Anthony W. Schweiger serves as the President and Chief Executive Officer of The Tomorrow Group, LLC, a governance and management consultancy. Since 1992, he has been a director and Governance Chair of Radian Group Inc., a NYSE traded global provider of credit enhancement products. He also serves on Radian's Audit and Executive Committees. Since 2001, Mr. Schweiger has served as a director of Paragon Technologies, Inc., an American Stock Exchange traded provider of automated solutions for material flow applications. He has also been an investor and director of Input Technologies, LLC, a supplier of human-to-machine interface products and services since February 1998. From 1983 until 1993, Mr. Schweiger served as Chief Executive Officer of Meridian Mortgage Corporation. In his capacity as a consultant, Mr. Schweiger advises various service and technology businesses on governance, operational and strategic issues. Mr. Schweiger is a graduate of the Wharton School of Finance & Commerce at the University of Pennsylvania.

 Steve Y. Khoshabe  was named President  and Chief Executive  Officer of  the
 Company in April 2003. Mr. Khoshabe is responsible for the day-to-day administration of all of the Company's operating activities, other than its commercial lending operations, including supervision of its loan origination activities, personnel management and financial matters. Mr. Khoshabe joined the Company in December 1994 and was Executive Vice President and Chief Financial Officer from 1998 to 2003. Mr. Khoshabe holds a Bachelor of Science degree in Marketing/ Economics from Bradley University and a Masters of Business Administration/ Finance from Loyola University of Chicago. Mr. Steve Khoshabe is the son of Mr. Joseph Khoshabe, the Company's Chairman and a member of its Board of Directors.

 The business experience of each of the other named executive officers of the Company for the past five or more years, and certain other biographical information, is set forth below:

 Robert L. Hiatt (age 38) was named Executive Vice President and Chief Financial Officer of the Company in August 2003. Prior to joining the Company, Mr. Hiatt served as Vice President and Chief Accounting Officer for Novamed Eyecare, Inc., a publicly-traded healthcare company, where he worked for six years. Prior to that, he worked at Arthur Andersen, LLP for nine years. Mr. Hiatt received a B.S. in Accounting from Miami University of Ohio.

 Michael A. Kraft (age 44) has served as the Company's Corporate Counsel since 2001. His responsibilities include advising the Company on general legal issues, including contract, employment and compliance matters. Mr. Kraft also manages any pending litigation matters in which the Company is involved. Prior to joining the Company, Mr. Kraft was a member of Kane & Fischer, Ltd., a Chicago, Illinois law firm concentrating in commercial, business and securities litigation matters from 1995 to 2001. In addition to receiving his J.D. from John Marshall Law School, Mr. Kraft holds a Masters in Business Administration degree from Rosary College and a Bachelor of Arts degree from Augustana College. Mr. Kraft has been a practicing attorney in Illinois since 1988.

 Jason K. Schiffman (age 32) has been with the Company since 1995 and currently serves as Executive Vice President - Operations. Currently, he oversees loan underwriting, closing and funding and quality control and compliance functions, as well as heading up the Company's technology efforts. Prior to managing the Company's operations, Mr. Schiffman was responsible for one of its mortgage loan production units. Mr. Schiffman holds a B.S. in Finance and Psychology from Elmhurst College.

 Christian P. Kloster (age 32) has been with the Company since 1995 and currently serves as Executive Vice President - Secondary Marketing. His current responsibilities include managing our mortgage loan pipeline, interest rate risk and loan delivery functions. Prior to joining the Company, Mr. Kloster served as an Account Executive for Bank One Financial Services. Mr. Kloster holds a B.S. in Finance from Wartburg College.


 General

 The Board of Directors is currently comprised of five directors who are elected each year to serve on the board until the next annual meeting of shareholders or until their successors are elected and qualified. The Board of Directors has approved an amendment to the Company's Bylaws to increase the size of the Board of Directors, effective at the Annual Meeting, to seven directors. Currently, the directors are Messrs. Joseph Khoshabe, James
 R. Zuhlke, John A. Clark, Robert S. Luce and Elliot R. Jacobs. The Board of Directors has determined that each of the directors meets the "independence" requirements of the American Stock Exchange currently applicable to the Company, with the exception of Mr. Joseph Khoshabe, who is an executive officer of the Company and Mr. Jacobs, who is a principal of an entity with whom the Company has a business relationship.

 The Board of Directors held six meetings during the Company's 2004 fiscal year. All of the directors attended at least 75% of the meetings of the Board of Directors and each of the meetings of the committees on which they served. The Company encourages all of the members of the Board of Directors to attend its annual meeting. Last year, all five of the members of the Board of Directors attended the Company's annual meeting.


 Audit Committee

 The Company's Audit Committee appoints, retains and reviews the results and services performed by the Company's independent auditors, reviews with management and the internal audit department the systems of internal control and internal audit reports and ensures that the Company's books and records are kept in accordance with applicable accounting principles and standards. During the 2004 fiscal year, the members of the Company's Audit Committee were Messrs. Zuhlke (Chairman), Clark and Luce, each of whom meets the "independence" requirements of the American Stock Exchange currently applicable to the Company. If the shareholders approve the appointment of Mr. Schweiger as a director of the Company, the Board of Directors intends on appointing him to the Audit Committee as its chairman. The Company's Audit Committee met four times during fiscal year 2004. The Board of Directors and the Audit Committee recently adopted a new written charter, which is available on the Company's website at www.ufmc.com.

 Although the Board of Directors believes that each of the members of the Audit Committee possesses knowledge and experience sufficient to understand the complexities of the financial statements of the Company, the Company's Audit Committee currently does not include an "audit committee financial expert" as defined by regulations of the SEC. Based on Mr. Schweiger's education, his previous experience as a chief financial officer and chief executive officer, his participation on other audit committees and his professional experience, the Board of Directors has determined that Mr. Schweiger would qualify as an "audit committee financial expert".


 Compensation Committee

 The Company has established a Compensation Committee that sets the compensation and benefits for the chief executive officer as well as reviews the compensation and benefits for the other officers and employees of the Company. During the 2004 fiscal year, the members of this committee were Messrs. Zuhlke (Chairman), Clark and Luce. The Board of Directors has adopted a written charter for the Compensation Committee, which is available on the Company's website at www.ufmc.com.


 Nominating & Governance Committee

 The Board of Directors of the Company recently established a nominating and governance committee, which will (i) identify and select qualified individuals to serve as directors of the Company and nominate such individuals for election as directors at the Company's annual meetings of shareholders and (ii) develop and establish corporate governance policies. The nominating and governance committee was established after, and thus held no meetings during, the 2004 fiscal year. The members of this committee are Mr. Joseph Khoshabe, Mr. Clark, and subject to his appointment as a director, Mr. Schweiger. Mr. Clark does, and upon his appointment Mr. Schweiger will, meet the "independence" requirements of the American Stock Exchange currently applicable to the Company. Mr. Khoshabe, who does not meet the "independence" requirements of the American Stock Exchange, was appointed to the nominating and governance committee as a result of the breadth of his relationships in the financial services industry. The Board of Directors has adopted a written charter for the nominating and governance committee, which is available on the Company's website at www.ufmc.com.

 The nominating and governance committee does not currently have a formal policy regarding the handling or consideration of director candidate recommendations received from a shareholder or a formal policy for identifying and evaluating nominees for directors (including nominees recommended by shareholders). Although a formal policy has not yet been adopted, the nominating and governance committee believes that nominees for election to the Board of Directors must possess certain minimum qualifications and attributes. These qualifications and attributes include strong personal integrity, character and ethics and a commitment to ethical business and accounting practices, demonstrated leadership skills and sound judgment, exemplary management and communication skills, as well as an ability to meet the standards and duties set forth in our code of business conduct and ethics. It is also expected that directors should be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and that they should be committed to serve on the Board for an extended period of time. The nominating and governance committee will evaluate potential nominees to determine if they have any conflicts of interest that may interfere with their ability to serve as an effective member of the Board of Directors and to ensure the nominees' "independence" as necessary. Currently, the Company does not pay any fees to any third party to identify or assist in identifying or evaluating nominees for directors.


 Shareholder Communications; Nomination and Proposal Procedures

 Shareholder Communication with the Board of Directors. Shareholders of the Company may contact any member of the Board of Directors, or the entire Board of Directors, through the President and Chief Executive Officer either in person, in writing or by phone at (630) 571-7222. Any communication will promptly be forwarded to the Board of Directors as a group or to the attention of a specified director. All letters should be mailed to United Financial Mortgage Corp., 815 Commerce Drive, Oak Brook, Illinois 60523,
 Attn: President and Chief Executive Officer and should indicate that the author is a shareholder of the Company.

 Shareholder Nominations. In order for a shareholder nominee to be considered by the nominating & governance committee to be its nominee and included in the Company's proxy statement, the nominating shareholder must file a written notice of the proposed director nomination with the President and Chief Executive Officer, at the above address, at least 120 days prior to the date the previous year's proxy statement was mailed to shareholders. Nominations must include the full name and address of the proposed nominee and a brief description of the proposed nominee's business experience for at least the previous five years and, as to the shareholder giving the notice, his or her name and address, and the class and number of shares of the Company's capital stock owned by that shareholder. All submissions must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. The committee may request additional information in order to make a determination as to whether to nominate the person for director.

 Other Shareholder Proposals. To be considered for inclusion in our proxy statement and form of proxy relating to our annual meeting of shareholders, the nominating stockholder must file a written notice of the proposal with the President and Chief Executive Officer, at the above address, at least 120 days prior to the date the previous year's proxy statement was mailed to stockholders, and must otherwise comply with the rules and regulations set forth by the Securities and Exchange Commission.


 Code of Ethics

 The Company has adopted a Code of Business Conduct and Ethics applicable to its directors, officers and employees, including its chief executive officer, chief financial officer and other senior financial officers performing accounting, auditing, financial management or similar functions. The Company's Code of Business Conduct and Ethics is posted on the Investor Information page of its web site at www.ufmc.com. The Company intends to satisfy the disclosure requirements regarding any amendment to, or waiver from, a provision of its Code of Business Conduct and Ethics by disclosing such matters in the Investor Information page of its web site. Shareholders may request a free copy of the Company's Code of Business Conduct and Ethics by writing United Financial Mortgage Corp., Attn: Code of Ethics, 815 Commerce Drive, Suite 100, Oak Brook, IL 60523.


 Director Compensation

 In fiscal year 2004, each director of the Company received a monthly retainer of $500. In addition, each director received $500 for attendance at each meeting of the Board of Directors and $250 for attendance at each committee meeting. The chairman of the Audit Committee received an additional $250 for attendance at each Audit Committee meeting. Beginning in fiscal year 2005, each member of the Board of Directors will be entitled to receive a monthly retainer of $1,000. In addition, each director will be entitled to receive $500 for attendance at each meeting of the Board of Directors and each committee. The chairman of the Audit Committee will receive an additional annual retainer of $5,000. In addition, each member of the Board of Directors will be entitled to participate in the Company's Stock Incentive Plan discussed herein. Each director will be entitled to receive a grant of either options to purchase 10,000 shares of the Company's Common Stock or 2,000 shares in the form of restricted stock.

                        _____________________________

             THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE YOUR
                   SHARES FOR THE ELECTION OF THE NOMINEES
                        _____________________________


 PROPOSAL 2: ADOPTION OF THE UNITED FINANCIAL MORTGAGE CORP. 2004 STOCK INCENTIVE PLAN

 In connection with the expiration of the Company's Non-Qualified and Incentive Stock Option Plan ("Stock Option Plan") in December of 2003, the Board of Directors has deemed that it is in the best interest of the Company and our shareholders to adopt a new stock incentive plan that would be a successor to the Stock Option Plan. The Board of Directors approved the United Financial Mortgage Corp. 2004 Stock Incentive Plan (the "2004 Plan") on July 26, 2004, subject to shareholder approval. The purpose of the 2004 Plan is to enable the Company to attract and retain top quality employees, officers, directors, consultants and advisors ("service providers") and to provide these persons with an incentive to enhance shareholder returns. The Board of Directors believes that options and other equity-based incentives are an important part of the compensation package the Company offers to its employees, officers, directors, consultants and advisors.

 The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the annual meeting is required to approve the amendment of the Stock Incentive Plan.


   SUMMARY OF THE UNITED FINANCIAL MORTGAGE CORP. 2004 STOCK INCENTIVE PLAN

 Set forth below is a summary of the 2004 Plan, which is qualified in its entirety by the specific language of the 2004 Plan. A copy of the 2004 Plan presented for shareholder approval is included at the end of this Proxy Statement as Appendix A. Shareholders are urged to read the complete text of the 2004 Plan.


 Description of the 2004 Plan

 The 2004 Plan provides for the grant of options, stock appreciation rights, restricted stock, restricted stock units, performance shares and other stock based awards (each, an "award"), any of which may or may not require the satisfaction of performance objectives, to employees, officers, directors, consultants and advisors of the Company and its subsidiaries. The 2004 Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee"), which has discretion to select the participants and to establish the terms and conditions of each award, subject to the provisions of the 2004 Plan. Options granted to employees and officers under the 2004 Plan may be "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or the Code, or nonqualified options. Options granted to directors, consultants and advisors may be nonqualified options.

 The Board of Directors believes that the granting of equity compensation awards is necessary to attract the highest quality personnel as well as to reward and thereby retain existing key personnel. Moreover, the attraction and retention of such personnel is essential to our continued progress, which ultimately is in the interests of our shareholders.


 Shares Subject to the 2004 Plan

 A total of 400,000 shares of the Company's Common Stock have been reserved for issuance under the 2004 Plan. If any award granted under the 2004 Plan expires, terminates or is cancelled for any reason, then the shares subject to that award will once again be available for additional awards. Additionally, no shares will have been deemed to have been issued under the 2004 Plan with respect to any portion of an award that has been settled in cash. Options outstanding under the Stock Option Plan will remain outstanding until exercised or until they terminate or expire by their terms. On August 9, 2004, the closing price for shares of the Common Stock on the American Stock Exchange was $4.80 per share.

 Because the granting of awards under the 2004 Plan is subject to the discretion of the Committee, awards under the 2004 Plan for the current year are indeterminable.


 Stock Options

 A stock option is the right to purchase a certain number of shares of stock, at a certain exercise price, in the future. The exercise price of incentive stock options may not be less than 100% of the fair market value of the Common Stock as of the date of grant, or 110% of the fair market value if the grant is to an individual who owns more than 10% of the total combined voting power of all classes of the Company's capital stock. The 2004 Plan limits to $100,000 the aggregate value of Common Stock for which incentive stock options may first become exercisable in any calendar year under the 2004 Plan. The Compensation Committee will determine the exercise price of nonstatutory stock options granted under the 2004 Plan. Nonstatutory stock options also may be granted without regard to any restriction on the amount of Common Stock to which the option may first become exercisable in any calendar year.

 Subject to the limitations contained in the 2004 Plan, options granted under the 2004 Plan will become exercisable at times and in installments as the Committee provides in the terms of each individual stock option agreement. Any options that were not exercisable on the date of termination of employment immediately terminate at that time. Any options that are exercisable on the date of termination will remain exercisable only in accordance with the 2004 Plan and the option agreement. Incentive stock options granted under the 2004 Plan may not be exercised more than 10 years after the date of grant, or five years after the date of grant if the grant is to an individual who owns more than 10% of the total combined voting power of all classes of the Company's capital stock. Under the 2004 Plan, options may not be transferred other than by will or by the laws of descent and distribution, by gift for estate planning purposes or pursuant to a certified domestic relations order.


 Stock Appreciation Rights

 A stock appreciation right is the right to receive the appreciation in the fair market value of the Company's Common Stock between the exercise date and the date of grant, for the number of shares with respect to which the stock appreciation right is exercised. The payment may be made either in cash or in stock or a combination of cash and stock in the Company's or the Compensation Committee's discretion.


 Restricted Stock

 Restricted stock awards are awards of shares that vest in accordance with terms and conditions established by the Committee. The Committee may impose whatever conditions and restrictions its determines to be appropriate, including continued employment or the achievement of performance objectives. The terms of any restricted share award under the 2004 Plan will be set forth in a restricted stock agreement to be entered into between the Company and each grantee. The Committee will determine the terms and conditions of any restricted stock agreements, which need not be identical. Generally, if the grantee's employment terminates prior to the lapse of the restrictions applicable to the award, the award will lapse. The Committee will have the power to accelerate the expiration of an applicable restriction period with respect to any part or all of restricted stock awarded to a grantee. During the restriction period, the grantee may vote the shares and receive dividends, if any are declared.


 Restricted Stock Units

 The Committee may also grant restricted stock units under the 2004 Plan. Restricted stock units may consist of restricted stock, performance share or performance unit awards that the Committee permits, in its sole discretion, to be paid out in installments or on a deferred basis, in accordance with procedures established by the Committee.


 Performance Units and Performance Shares

 Under the 2004 Plan, the Committee may also grant performance units and performance shares. Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the Committee are achieved or the awards otherwise vest. The Committee will establish performance goals in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants. The performance goals may be based upon the achievement of company-wide, divisional or individual goals, applicable securities laws or other basis determined by the Committee. Payment for performance units and performance shares may be made in cash or in shares of the Company's Common Stock with equivalent value, or in some combination, as determined by the Committee. Performance units will have an initial dollar value established by the Committee prior to the grant date. Performance shares will have an initial value equal to the fair market value of the Company's Common Stock on the grant date. To the extent the performance objectives are not met by a date set out in the award agreement for the performance unit or performance shares, all unearned or unvested performance units and performance shares will be forfeited. The Committee may reduce or waive any performance objectives for performance units and performance shares.


 Other Stock Based Awards

 The Committee has the authority to create awards under the 2004 Plan in addition to those specifically described in the 2004 Plan.


 Change of Control

 The 2004 Plan provides generally that in the event of a "change of control," the successor corporation will assume or substitute an equivalent award for each outstanding award. Unless determined otherwise by the Committee, any outstanding options or stock appreciation rights not assumed or substituted for will be fully vested and exercisable, including as to shares that would not otherwise have been vested and exercisable, for a period of up to 15 days from the date of notice to the optionee. The option or stock appreciation right will terminate at the end of such period. Unless determined otherwise by the Committee, any restricted stock, performance shares, performance units, restricted stock units or other stock based awards not assumed or substituted for will be fully vested as to all of the shares subject to the award, including shares which would not otherwise be vested. In the event an outside director is terminated immediately prior to or following a change of control, other than pursuant to a voluntary resignation, the awards he or she received under the 2004 Plan will fully vest and become immediately exercisable.


 Administration

 The Committee will administer the 2004 Plan. Subject to terms, conditions and other provisions in the 2004 Plan, the Committee will select service providers who receive awards, determine the amount of each award and establish the terms and conditions of the awards. The Committee may interpret the 2004 Plan and award agreements and adopt rules, regulations, forms and agreements relating to, and not inconsistent with, the 2004 Plan. All decisions made by the Committee in administering the 2004 Plan are subject to the review of the Board of Directors.


 Amendment to or Termination of the 2004 Plan

 The Board of Directors or the Committee may at any time amend, alter, suspend, discontinue or terminate the 2004 Plan, subject to shareholder approval if shareholder approval is required by federal or state law or by the rules of any stock exchange or automated quotation system on which the Common Stock is listed or quoted. However, no amendment or alteration of the Plan may materially and adversely affect the rights of any grantee, unless consented to by the grantee. The 2004 Plan is effective for 10 years, unless sooner terminated. Termination of the 2004 Plan will not affect the Committee's ability to exercise the powers granted to it under the 2004 Plan with respect to awards granted under the 2004 Plan prior to the date of such termination.


 Adjustments

 In the event of a recapitalization, reclassification, reorganization, stock split, reverse stock split, combination of shares, stock dividend or similar transaction affecting the Company's Common Stock, the number of shares and interests awarded and which may be awarded under the 2004 Plan and their exercise prices shall be adjusted accordingly.

 The impact of a merger or other reorganization of the Company on outstanding stock options, stock appreciation rights, restricted share awards and restricted stock units granted under the 2004 Plan shall be specified in the agreement relating to the merger or reorganization, subject to the limitations and restrictions set forth in the 2004 Plan. Such agreement shall provide for the continuation of outstanding awards if the Company is the surviving corporation, assumption of outstanding awards by the surviving corporation, substitution by the surviving corporation of its own awards for outstanding awards under the 2004 Plan, accelerated vesting and accelerated expiration of outstanding awards, or settlement of outstanding awards in the form of the consideration received by holders of the Common Stock in the transaction.


 Certain Federal Income Tax Consequences

 Incentive stock options granted under the 2004 Plan generally will be afforded favorable federal income tax treatment under the Internal Revenue Code (the "Code"). If an option is treated as an incentive stock option, the optionee will recognize no income upon grant or exercise of the option unless the alternative minimum tax rules apply. Upon an optionee's sale of the shares (assuming that the sale occurs more than two years after grant of the option and more than one year after exercise of the option), any gain will be taxed to the optionee as long-term capital gain. If the optionee disposes of the shares prior to the expiration of either of the above holding periods, then the optionee will recognize ordinary income in an amount generally measured as the difference between the exercise price and the fair market value of the shares at the exercise date. Any gain recognized on such a premature sale of the shares in excess of the amount treated as ordinary income will be characterized as capital gain.

 All other options granted under the 2004 Plan will be nonstatutory stock options and will not qualify for any special tax benefits to the optionee. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Alternatively, upon exercise of the nonstatutory stock option, the optionee will recognize ordinary income for federal income tax purposes in an amount generally measured as the excess of the then fair market value of each share over its exercise price. Upon an optionee's resale of such shares, any difference between the sale price and the fair market value of such shares on the date of exercise will be treated as capital gain or loss and will generally qualify for long term capital gain or loss treatment if the shares have been held for more than one year. The Code provides for reduced tax rates for long term capital gains based on the taxpayer's income and the length of the taxpayer's holding period.

 The recipient of a restricted share award will generally recognize ordinary compensation income when such shares are no longer subject to a substantial risk of forfeiture, based on the excess of the value of the shares at that time over the price, if any, paid for such shares. However, if the recipient makes a timely election under the Code to be subject to tax upon the receipt of the shares, the recipient will recognize ordinary compensation income at that time equal to the fair market value of the shares over the price paid, if any, and no further ordinary compensation income will be recognized when the shares vest. However, if after making such an election, the recipient is required to forfeit the shares, no deduction will be allowed for federal income tax purposes with respect to the forfeited shares.

 In the case of an exercise of a stock appreciation right or an award of stock units, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery.

 The Company is generally entitled to a deduction for Federal income tax purposes equal to the amount of ordinary compensation income recognized by the recipient of an award at the time such income is recognized.

 The foregoing does not purport to be a complete summary of the federal income tax considerations that may be relevant to holders of options or restricted shares, or to the Company. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside, nor does it reflect the tax consequences of an optionee's death.
                        _____________________________

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE YOUR SHARES
 FOR THE ADOPTION OF THE UNITED FINANCIAL MORTGAGE CORP. 2004 STOCK INCENTIVE
                                     PLAN
                        _____________________________


 PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

 The Company's Audit Committee intends on engaging Crowe Chizek to audit the financial statements of the Company for the year ended April 30, 2005, subject to the ratification of the engagement by the Company's shareholders. A representative of Crowe Chizek is expected to attend the Annual Meeting and will have the opportunity to make a statement, if he or she so desires, as well as to respond to appropriate questions that may be asked by a shareholder. If the appointment of the auditors is not ratified, the matter of the appointment of the auditors will be considered by the Company's Audit Committee.

                        _____________________________

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE YOUR SHARES
    FOR THE RATIFICATION OF THE ENGAGEMENT OF CROWE CHIZEK AND COMPANY LLC
                        _____________________________

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

 The table below sets forth information, to the knowledge of the Board of Directors, as of August 9, 2004, regarding share ownership of (i) those persons or entities known by the Company to beneficially own more than five percent of the Company's Common Stock; (ii) each director and each executive officer named in the summary compensation table; and (iii) all directors and executive officers as a group.

                                                   Shares Beneficially
                                                        Owned (1)
                                                  --------------------
      Name and Address of Beneficial Owner          Number     Percent
      ----------------------------------------    ---------    -------
      Joseph Khoshabe (2)(3)                      2,241,961     37.49%
      Steve Y. Khoshabe (2)                         100,300      1.66%
      Robert L. Hiatt (2)                               600         *
      Michael A. Kraft (2)(4)                         1,860         *
      Jason K. Schiffman (2)(5)                      16,320         *
      Christian P. Kloster (2)(6)                    25,430         *
      John A. Clark (2)(7)                           68,000      1.14%
      Robert S. Luce (2)(8)                           8,100         *
      Elliot R. Jacobs (2)                           13,000         *
      James R. Zuhlke (2)                            10,000         *
      Anthony W. Schweiger                                -         -
      All directors and executive officers        2,318,371     40.53%
       as a group (10 persons)
      Laurence B. Woznicki                          374,870      6.29%
       1336 West George Street
       Chicago, Illinois 60657

 _________________________
 * Less than 1%

  (1) Calculated pursuant to Rule 13d-3(d) under the Securities Exchange Act of 1934. Unless otherwise stated in these notes, each person has sole voting and investment power with respect to all such shares. Under Rule 13d-3(d), shares not outstanding which are subject to options exercisable within 60 days are deemed outstanding for the purpose of computing the number and percentage owned by such person, but are not deemed outstanding for the purpose of computing the percentage owned by each other person listed. The following persons have the right to acquire within 60 days the following number of shares of the Company's Common Stock upon the exercise of stock options: Mr. Joseph Khoshabe - 16,000; Mr. Steve Khoshabe - 78,600; Mr. Hiatt - 600; Mr. Schiffman - 13,800; Mr. Kraft - 1,800; Mr. Kloster - 24,200; Mr. Clark - 8,000; Mr.
      Luce - 8,000; Mr. Jacobs - 8,000; Mr. Zuhlke - 8,000.

  (2) Each of the officers and directors may be contacted through the Company's offices located at 815 Commerce Drive, Oak Brook, Illinois 60523.

  (3) Includes 2,225,961 shares held by The Joseph Khoshabe Trust, under Trust Agreement dated September 22, 1995, referred to as the J. K.
      Trust, of which Mr. Joseph Khoshabe, the Company's Chairman, is trustee. Mr. Joseph Khoshabe originally purchased the shares and then had them registered in the name of the J. K. Trust for estate planning purposes.

  (4) Includes 10 shares held by Mr. Kraft's spouse and 40 shares held by Mr. Kraft's children.

  (5) Includes 70 shares held by members of Mr. Schiffman's family.

  (6) Includes 10 shares held by Mr. Kloster's spouse and 10 shares held by Mr. Kloster's child.

  (7) Includes 60,000 shares held by the Rosalie E. Clark Trust under trust agreement dated October 22, 1990, as amended on May 9, 1997.

  (8) Includes 100 shares held by Mr. Luce's spouse.


 Section 16(a) Beneficial Ownership Reporting Compliance

 Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's executive officers and directors and persons who own more than 10% of Common Stock file reports of ownership and changes in ownership with the Securities and Exchange Commission and with the exchange on which shares of the Company Common Stock are traded. Such persons are also required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on the Company's review of the copies of such forms furnished to the Company and, if appropriate, representations made to the Company by any such reporting person concerning whether a Form 5 was required to be filed for the 2004 fiscal year, the Company is not aware that any of its directors and executive officers or 10% shareholders failed to comply with the filing requirements of Section 16(a) during the 2004 fiscal year.


                           EXECUTIVE COMPENSATION

 Presented below is a Summary Compensation Table that sets forth the remuneration of the Company's chief executive officer and the four most highly compensated executive officers of the Company whose salary and bonus exceeded $100,000 during the fiscal year ended April 30, 2004:

                         Summary Compensation Table
                                                                                Long Term
                                              Annual Compensation              Compensation
                                     ---------------------------------------   ------------
                                                                    Other      Securities
                                     Fiscal                     Compensation   Underlying
 Name and Principal Position          Year   Salary     Bonus      (1)(2)      Options (#)
 -------------------------------      ----   -------   -------     ------      -----------
 Joseph Khoshabe, Chairman            2004  $441,667  $      -    $15,108(3)    10,000(4)
                                      2003   250,000   546,054      8,401       25,000(4)
                                      2002   250,500   130,000     10,354        5,000

 Steve Y. Khoshabe, President         2004   250,000   175,000     10,003       33,000
 and Chief Executive Officer          2003   165,000   465,792      3,664       90,000
                                      2002   140,000   120,000      3,739       20,000

 Robert L. Hiatt, Executive           2004    88,542    36,110        240        3,000
 Vice President & Chief               2003         -         -          -            -
 Financial Officer (5)                2002         -         -          -            -

 Michael A. Kraft, Executive          2004   135,000    12,447     10,003        3,000
 Vice President & Corporate           2003   135,000     5,000     12,977        3,000
 Counsel (6)                          2002    56,250         -      5,198            -

 Jason K. Schiffman, Executive        2004   122,292    51,110     13,778(7)    15,000
 Vice President-Operations            2003    60,000    61,216      1,871       16,000
                                      2002    58,600    36,644      1,359        3,000

 Christian P. Kloster, Executive      2004   60,000     96,302      6,518(7)    15,000
 Vice President - Secondary           2003   60,000     61,216      3,038       22,500
 Marketing                            2002   56,875     38,632      1,169        3,000
 _______________________________

  (1) Includes annual health insurance premiums paid for the named executive officers and their dependents.

 (2) Does not include annual car allowances payable as follows for each of the 2004, 2003 and 2002 fiscal years: Mr. Joseph Khoshabe - $25,000;
       Mr. Steve Khoshabe - $12,000; Mr. Schiffman - $5,000; Mr. Kloster -
       $5,000. Does not include annual car allowance for 2004 of $3,750 for Mr. Hiatt.

  (3)  Includes compensation of $8,500 as a member of the Board of Directors.

  (4) 2004 and 2003 option grants include 10,000 and 5,000 options, respectively, granted to Mr. Khoshabe as a member of the Company's
       Board of Directors.

  (5)  Mr. Hiatt was hired August 18, 2003.

  (6)  Mr. Kraft was hired December 3, 2001.

  (7) Includes commissions received related to loans originated by the executive officers.

                       Option Grants in Last Fiscal Year

                                  % of Total
                       Options  Options Granted   Exercise or
                       Granted  to Employees in   Base Price    Expiration
        Name             (#)    Fiscal Year(1)     ($/Share)       Date
 -------------------   -------  ---------------   ----------    ----------
 Joseph Khoshabe (2)        -           - %         $ 6.70       12/10/08

 Steve Y. Khoshabe     33,000       40.99             6.70       12/10/08

 Robert L. Hiatt        3,000        3.73             6.70       12/10/08

 Michael A. Kraft       3,000        3.73             6.70       12/10/08

 Jason K. Schiffman    15,000       18.63             6.70       12/10/08

 Christian P. Kloster  15,000       18.63             6.70       12/10/08
 _______________________________

  (1) Excludes 50,000 options granted in aggregate to the members (10,000 each) of the Company's Board of Directors at an exercise price of $6.70.

  (2) Excludes 10,000 options granted to Mr. Joseph Khoshabe as a member of the Company's Board of Directors at an exercise price of $6.70.

 No options were exercised by any of the named executive officers during the fiscal year ended April 30, 2004.


 Stock Option Plan

 The Company maintained a Non-qualified and Incentive Stock Option Plan which provides for the grant of non-qualified stock options and incentive stock options. This plan expired in December 2003. Under the plan, 500,000 shares of Common Stock were reserved for issuance. Each option granted under the plan vests as specified by the Company's Board of Directors and has a term of not more than ten years. The exercise price of options granted is at least equal to market value on the date of grant. The plan also contained customary change in control provisions. Non-qualified stock options for 433,100 shares have been granted to employees and directors at a weighted average exercise price of $4.12 per share.


 401(k) Plan

 The Company sponsors a 401(k) defined contribution profit sharing plan, which covers substantially all employees that have attained the age of 18. Employee contributions are limited to the maximum contributions allowed by the Internal Revenue Service. The plan allows for the Company to make matching contributions of up to 15% of employee compensation. There was no employer matching contribution in the 2004 or 2003 fiscal years by the Company under the 401(k) plan sponsored by the Company.


 Employment Agreements

 Effective as of August 1, 2003, the Company entered into employment agreements with Messrs. Joseph and Steve Y. Khoshabe, who are referred to in this discussion as the executives. The purpose of the employment agreements is to ensure the continued employment of the executives with the Company. The employment agreements generally are identical except for differences in the cash compensation and incentive payments for each of the executives.

 The employment agreements provide for: (i) an initial annual base salary equal to $450,000 and $250,000 for Joseph Khoshabe and Steve Y. Khoshabe, respectively, which may be adjusted annually by the Company's Board of Directors, but not below $250,000 and $200,000, respectively; (ii) medical and other benefits; and, (iii) an automobile allowance.

 Each employment agreement has an initial term (two years for Joseph Khoshabe, three years for Steve Khoshabe), with automatic one-year extensions on August 1 (beginning in 2005 for Joseph Khoshabe and in 2006 for Steve Khoshabe) unless the Company or the executive provides a notice of non-extension at least 30 days prior to the extension date. The Company will not be obligated to pay or provide to the executive salary or benefits (other than those payable as of the date of termination) in the event that
 (i) the executive terminates his employment or (ii) the Company terminates the executive's employment "for cause." The term "for cause" is defined in the employment agreements to mean the death or disability of the executive, the executive's serious misconduct in or habitual neglect of the performance of his duties, the conviction of the executive of a felony or act of fraud or breach of trust against the Company, the executive being guilty of any act of moral turpitude, a substance abuse problem of the executive that materially affects the performance of his duties or materially injures the Company and the willful or gross misconduct of the executive which causes financial harm or damage to the Company. In some cases, the executive may be entitled to cure the grounds that give rise to the "for cause" termination. In the event that the Company terminates the executive other than "for cause," the Company will be obligated to, among other things, pay to the executive his base salary and a pro rated portion of his most recent bonus for the remaining unexpired term of the agreement.

 The employment agreements also include a covenant that will limit the ability of each executive to compete with the Company during the executive's employment with the Company and for a period of one year following the termination of the executive's employment. In addition, for two years following the end of each of the executive's employment, the executive is subject to confidentiality requirements.


 Compensation Committee Interlocks and Insider Participation

 During the 2004 fiscal year, the Company's Compensation Committee was comprised of Messrs. Zuhlke, Clark and Luce. No member of the Compensation Committee was an officer or employee of the Company during the fiscal year 2004.


        REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

 The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by the Company shall not be deemed to include the following report unless the report is specifically stated to be incorporated by reference into such document.

 The Compensation Committee is comprised of three members and operates under a written charter. The Committee reviews the compensation of the Chief Executive Officer and makes recommendations regarding the compensation of the other executive officers.

 In determining the compensation appropriate for the Chief Executive Officer and the other members of senior management, the Committee considers a broad range of compensation approaches and evaluates each particular approach, in part, based on whether the approach is likely to provide incentives to the Chief Executive Officer and the other members of senior management to meet the business objectives of the Company. Consistent with these considerations, the Committee approved the execution of an employment agreement with the Chief Executive Officer. The employment agreement sets forth the parameters of the Chief Executive Officer's compensation arrangements including the base salary and bonus structure. The compensation for the Chief Executive Officer for the 2004 fiscal year (including the Chief Executive Officer's bonus which is based on the Company's return on equity) was consistent with the terms of the employment agreement and the priorities established by the Compensation Committee.

 Other forms of incentive compensation (consisting primarily of stock option grants) awarded to the Chief Executive Officer and the other members of senior management were also consistent, in the view of the Committee, with the goal of aligning the interests of the Chief Executive Officer and senior management with those of the Company's shareholders. The Committee believes the use of equity based compensation has had its intended effect and has resulted in significant enhancement of shareholder value.


                          Compensation Committee
                          ----------------------
                          James R. Zuhlke (Chairman)
                          Robert S. Luce
                          John A. Clark


                            AUDIT COMMITTEE REPORT

 The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by the Company shall not be deemed to include the following report unless the report is specifically stated to be incorporated by reference into such document.

 The Audit Committee is comprised of three independent directors and operates under a written charter. The Audit Committee held four meetings in 2004. The Audit Committee held meetings with the independent auditors, both with and without management present, on the results of their examinations and the overall quality of the Company's financial reporting and internal controls.

 In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1 "Independence Discussions with Audit Committees" and discussed with the auditors any relationships that may impact their objectivity and independence. The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees". The Audit Committee reviewed and discussed the audited consolidated financial statements of the Company as of and for the fiscal year ended April 30, 2004, with management and the independent auditors.

 Management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting principles, and internal controls designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States. Management has represented to the Audit Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles.

 Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended April 30, 2004, for filing with the Securities and Exchange Commission.

                          Audit Committee
                          ---------------
                          James R. Zuhlke (Chairman)
                          Robert S. Luce
                          John A. Clark


 Accounting Fees and Services

 Audit Fees. The aggregate fees and expenses billed by Crowe Chizek in connection with the audit of the Company's annual financial statements as of and for the years ended April 30, 2004 and 2003 and for the required review of the Company's interim financial statements included in its Form 10-QSB filings for the fiscal years 2004 and 2003 were, $44,000 and $42,000, respectively.

 Audit-Related Fees. The aggregate amounts of audit-related fees billed by Crowe Chizek for the years ended April 30, 2004 and 2003 were $29,188 and $1,000, respectively. The majority of these services in fiscal year 2004 related to the performance of audit-related services in connection with the Company's public offering that was consummated in December 2003.

 Tax Fees. The aggregate amounts of tax fees billed by Crowe Chizek for the years ended December 31, 2003 and 2002 were $19,375 and $1,175, respectively, for professional services rendered for tax compliance, tax advice and tax planning.

 All Other Fees. The aggregate fees and expenses billed by Crowe Chizek for all other services provided by Crowe Chizek during the years ended April 30, 2004 and 2003 were $15,525 and $1,620, respectively. The majority of these fees related to services provided by Crowe Chizek in connection with the Portland Mortgage Company acquisition as well as research related to state tax compliance.

 The Company's Audit Committee generally pre-approves all audit, audit-related, tax and other services proposed to be provided by the Company's independent auditor prior to engaging the auditor for that purpose. In the alternative, the Audit Committee may establish parameters pursuant to which management may engage the Company's independent accountant. Approximately 3% of the audit-related fees, tax fees and all other non-audit fees were approved by the Company's Audit Committee as a result of a waiver of the pre-approval requirement.

 The Company's Audit Committee, after consideration of the matter, does not believe that the rendering of these services by Crowe Chizek to be incompatible with maintaining its independence as the Company's principal auditors.


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

 The Company has entered into a compensation agreement with First Fidelity Capital Markets, Inc. of which Mr. Elliot Jacobs, one of the Company's directors, is a principal. This agreement provides for First Fidelity to receive ten percent of net revenues earned by any mortgage banking or other opportunity introduced to the Company by First Fidelity. The arrangement contemplates that First Fidelity's services may include locating and analyzing mortgage banking transactions that may have potential interest to the Company and its present or future business operations; presenting this analysis to the Company's senior management for their review and consideration; negotiating and coordinating with the prospective business candidates and the Company; and providing consulting services with respect to issues that arise during the course of contract negotiations and through the consummation of a transaction. As of April 30, 2004, the Company has entered into one mortgage banking transaction with a person introduced to it by First Fidelity for which the Company paid First Fidelity compensation in the amount of $151,841 during fiscal year 2004.

 The Company has also entered into a letter agreement with SRJC, Inc. (SRJC), of which Mr. John Clark, one of the Company's directors, is President. Pursuant to the letter agreement, SRJC provides consulting services from time to time. The Company pays SRJC a consulting fee of $5,000 per month only during the periods in which SRJC provides services. SRJC may be entitled to receive additional compensation in the event that certain strategic initiatives are implemented.

 In the normal course of business, the Company makes loans to employees other than officers and directors. These loans, which were $11,889 and $53,984 at April 30, 2004 and 2003, respectively, represented advances of salary and commission to some of the Company's employees. The Company also makes mortgage loans in the ordinary of business to its employees and its directors and executive officers. The Company makes these mortgage loans on terms that are no more favorable than those offered by the Company to the general public for similar mortgage loans.


                          PROPOSALS OF SHAREHOLDERS

 Proposals of shareholders intended to be presented at the 2005 Annual Meeting of Shareholders must be received by the President and Chief Executive Officer, 815 Commerce Drive, Oak Brook, Illinois 60523, no later than May 16, 2005 in order for such proposal to be included in the Company's 2005 proxy statement and form of proxy.


                          FAILURE TO INDICATE CHOICE

 IF ANY SHAREHOLDER FAILS TO INDICATE A CHOICE IN PROPOSAL (1) ON THE PROXY, THE SHARES OF SUCH SHAREHOLDER SHALL BE VOTED (FOR) EACH OF THE NOMINEES. IF ANY SHAREHOLDER FAILS TO INDICATE A CHOICE IN PROPOSAL (2) ON THE PROXY, THE SHARES OF SUCH SHAREHOLDER SHALL BE VOTED (FOR) THE ADOPTION OF THE UNITED FINANCIAL MORTGAGE CORP. 2004 STOCK INCENTIVE PLAN. IF ANY SHAREHOLDER FAILS TO INDICATE A CHOICE IN PROPOSAL (3) ON THE PROXY, THE SHARES OF SUCH SHAREHOLDER SHALL BE VOTED (FOR) THE RATIFICATION OF THE ENGAGEMENT OF CROWE CHIZEK AND COMPANY LLC AS THE INDEPENDENT AUDITORS OF THE COMPANY.



                                 FORM 10-KSB

 The Company will furnish, without charge, a copy of its annual report on Form 10-KSB for the fiscal year ended April 30, 2004, including the financial statements and the schedules and exhibits thereto, upon written request of any shareholder of the Company. Requests for such materials should be directed to Robert Hiatt, Chief Financial Officer, United Financial Mortgage Corp., 815 Commerce Drive, Suite 100, Oak Brook, Illinois 60523. In addition, the Company's annual report on Form 10-KSB is available through the Company's website at www.ufmc.com and the SEC's website at www.sec.gov.


                                OTHER BUSINESS

 It is not anticipated that any matters will be presented to the shareholders other than those mentioned in this proxy statement. However, if other matters are brought before the meeting, it is intended that the persons named in the proxies will vote those proxies, insofar as the same are not limited to the contrary, in their discretion.

                                    By Order of the Board of Directors,

 August 16, 2004                    /s/  Joseph Khoshabe
 Oak Brook, Illinois                Joseph Khoshabe
                                    Chairman



                                  EXHIBIT A
                                  ---------

                       UNITED FINANCIAL MORTGAGE CORP.

                          2004 Stock Incentive Plan


 1.   PURPOSE OF THE PLAN.
      -------------------
      The UNITED FINANCIAL MORTGAGE CORP. 2004 STOCK INCENTIVE PLAN (the "Plan") is intended to provide a means whereby directors, officers, employees, consultants and advisors of UNITED FINANCIAL MORTGAGE CORP., an Illinois corporation (the "Company"), and the Related Corporations may sustain a sense of proprietorship and personal involvement in the continued development and financial success of the Company and the Related Corporations, and to motivate and encourage them to remain with and devote their best efforts to the business of the Company and the Related
 Corporations, thereby advancing the interests of the Company and its stockholders. In addition, the Plan is intended to provide incentives that will attract and retain highly qualified individuals as directors, officers, employees, consultants and advisors, and to assist in aligning the interests of such persons with the interests of the stockholders of the Company. The Company may permit certain directors, officers, employees, consultants and advisors to acquire Shares or otherwise participate in the financial success of the Company, on the terms and conditions established herein.


 2.   DEFINITIONS.
      -----------
      The following terms, when used herein and unless the context clearly requires otherwise, shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

      (a) "Award" means individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares or Other Stock Based Awards.

      (b)  "Board" means the board of directors of the Company.

      (c) "Cause" means either (i) in the case of an employee with a then-current written employment agreement with the Company or a Related Corporation, "Cause" as defined under that agreement, and (ii) in all other cases, the commission of fraud or an act or acts of dishonesty, the misappropriation of or intentional damage to the property or business of the Company or a Related Corporation, the failure to fulfill the duties and responsibilities of a regular position and/or comply with the Company's or a Related Corporation's policies, rules or regulations, or the conviction of a felony.

      (d)  "Change of Control" means:

           (i) the consummation of the acquisition by any person (as such term is defined in Section 13(d) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty-five percent (35%) or more of the combined voting power of the then outstanding voting securities of the Company other than through the receipt of Shares pursuant to the Plan;

           (ii) the individuals who, as of the Effective Date, are members of the Board cease for any reason to constitute a majority of the Board, unless the election, or nomination for election by the stockholders of the Company, of any new director was approved by a vote of a majority of the Board, and such new director shall, for purposes of the Plan, be considered as a member of the Board; or

           (iii) consummation by the Company of: (A) a merger or consolidation if the stockholders of the Company, immediately before such merger or consolidation, do not, as a result of such merger or consolidation, own, directly or indirectly, more than sixty-seven percent (67%) of the combined voting power of the then outstanding voting securities of the entity resulting from such merger or consolidation; or (B) a complete liquidation or dissolution or an agreement for the sale or other disposition of two-thirds or more of the consolidated assets of the Company.

 Notwithstanding the foregoing, a Change of Control shall not be deemed to occur as a result of any of the following: (x) solely because thirty-five percent (35%) or more of the combined voting power of the then outstanding securities of the Company is acquired by a trustee or other fiduciary holding securities under one or more employee benefit plans maintained for employees of the Company or a Related Corporation; (y) solely as a result of any merger or consolidation effected to implement a recapitalization of the Company in which no "person", as defined above, acquires more than thirty-five percent (35%) of the combined voting power of the Company's then-outstanding securities; or (z) solely as a result of any transaction involving, directly or indirectly, any "person", as defined above, that as of the date of the adoption of this Plan beneficially owns (within the meaning of Rule 13(d)-3 promulgated under the Exchange Act) thirty-five percent (35%) or more of the combined voting power of the presently outstanding voting securities of the Company.

      (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

      (f) "Committee" means the Compensation Committee of the Board. Each member of the Committee shall be (i) a "non-employee director" for purposes of Section 16 and Rule 16b-3 of the Exchange Act, and (ii) an "outside director" for purposes of Section 162(m) of the Code, unless the Board has fewer than two (2) such outside directors.

      (g) "Disability" means (i) in the case of an Incentive Stock Option, a physical or mental disability (within the meaning of Section 22(e)(3) of the Code) which impairs the individual's ability to substantially perform his or her current duties for a period of at least twelve (12) consecutive months, as determined by the Committee, and (ii) in all other cases, the person's limitation, due to sickness or injury, in performing the material and substantive duties of his or her position with the Company or a Related Corporation for a period of six (6) consecutive months.

      (h) "Effective Date" means July 26, 2004, which was the date that the Plan was adopted by the Board.

      (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

      (j) "Fair Market Value" means as of any date, the value of a share of the Company's common stock determined as follows: (i) at such time as the shares are traded through the Nasdaq Stock Market (the "Nasdaq Market System") or a national stock exchange (including the American Stock Exchange, an "Exchange"), Fair Market Value shall, except as otherwise determined by the Committee, be equal to the closing price on the day immediately preceding such date for sales made and reported through the Nasdaq Market System or such Exchange on which the shares are then listed and which constitutes the principal market for the shares, or, if no sales of shares shall have been so reported with respect to that day, on the next preceding day with respect to which sales were reported; or (ii) at such time as the shares are not so traded through the Nasdaq Market System or on an Exchange, Fair Market Value shall be equal to such amount as the Committee, in its sole discretion, shall determine.

      (k) "Incentive Stock Option" means an Award under the Plan that satisfies the general requirements of Section 422 of the Code, namely:
 (i) grantees must be employees; (ii) the exercise price may not be less than the fair market value of the underlying Shares at the date of grant;
 (iii) no more than $100,000 worth of Shares may become exercisable in any year; (iv) the maximum duration of an Award may be ten (10) years;
 (v) Awards must be exercised within three (3) months after termination of employment, except in the event of Disability or death; and (vi) Shares received upon exercise must be retained for the greater of two (2) years from the date of grant or one (1) year from the date of exercise.

      (l) "Other Stock Based Awards" means any other awards not specifically described in the Plan that are valued in whole or in part by reference to, or are otherwise based on, Shares and are created by the Committee pursuant to Section 10.

      (m) "Performance Share" means an Award granted pursuant to Section 8 of the Plan.

      (n) "Performance Unit" means an Award granted pursuant to Section 8 of the Plan.

      (o) "Nonqualified Option" means an option award under the Plan that is not an Incentive Stock Option.

      (p) "Related Corporation" means any corporation, bank or other entity which would be a parent or subsidiary corporation with respect to the Company as defined in Section 424(e) or (f), respectively, of the Code.

      (q) "Retirement" means Termination of Service, other than for Cause, after attainment of age sixty-five (65) for Service Providers.

      (r) "Restricted Stock" means an award of Shares under the Plan that are restricted as to transfer and subject to forfeiture.

      (s) "Restricted Stock Units" means an Award granted pursuant to the terms of Section 9.

      (t) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time.

      (u)  "Service  Provider"   means   an  employee,   officer,   director,
 consultant, or advisor.

      (v) "Shares" means shares of the common stock, no par value per share, of the Company.

      (w) "Stock Appreciation Rights" means rights entitling the grantee to receive the appreciation in the market value of a stated number of Shares.

      (x) "Securities Act" means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

      (y) "Termination of Service" means the termination of a person's status as a director, officer, employee, advisor or consultant of the Company or a Related Corporation.


 3.   ADMINISTRATION OF THE PLAN.
      --------------------------
      (a) Authority of the Committee. The Plan shall be administered by the Committee. The Committee shall have sole authority to:

           (i) select the Service Providers to whom Awards shall be granted under the Plan;

           (ii)  establish the amount and conditions of each Award;

           (iii) prescribe any legend to be affixed to certificates representing such Awards;

           (iv) interpret the Plan and Award agreement;

           (v) to the extent it deems desirable to qualifying under Rule 16b-3, structure any Award to satisfy the requirements for exception under Rule 16b-3.

           (vi) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any agreement related thereto; and

           (vii) adopt such rules, regulations, forms and agreements, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the Plan.

      All decisions made by the Committee in administering the Plan shall be subject to Board review.

      (b) Limitation of Liability. In addition to such other rights of indemnification as they have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses (including, without limitation, attorney's fees) incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal, to which they or any of them may be a party by reason of any action taken or failure to act in connection with the Plan or any Award granted hereunder, and against all amounts paid by them in settlement (provided such settlement is approved to the extent required by and in the manner provided by the Certificate of Incorporation or Bylaws of the Company relating to indemnification of directors) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that the Committee member shall not be indemnified as provided by the Certificate of Incorporation or Bylaws of the Company relating to indemnification of directors.


 4.   SHARES SUBJECT TO THE PLAN.
      --------------------------
      The aggregate number of Shares that may be obtained by Service Providers under the Plan shall be 400,000 Shares. The Shares may be authorized, but unissued, or reacquired common stock. Shares shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. Upon payment in Shares pursuant to an exercise of an Award, the number of Shares available for issuance under the Plan shall be reduced only by the number of Shares actually issued in such payment. If a Participant pays the exercise price (or purchase price, if applicable) of an Award through the tender of Shares, or if Shares are tendered or withheld to satisfy any Company withholding obligations, the number of Shares so tendered or withheld shall again be available for issuance pursuant to future Awards under the Plan. Upon the expiration, termination or cancellation (in whole or in part) of unexercised Awards, Shares subject thereto shall again be available for issuance hereunder. Any Shares that remain unissued at the termination of the Plan shall cease to be subject to the Plan, but until termination of the Plan, the Company shall at all times make available sufficient Shares to meet the requirements of the Plan.


 5.   STOCK OPTIONS.
      -------------
      (a) Type of Options. The Board may issue options that constitute Incentive Stock Options to officers and employees and Nonqualified Options to directors, officers, employees, consultants and advisors of the Company and the Related Corporations; provided that such consultants and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. The grant of each option shall be confirmed by a stock option agreement that shall be executed by the Company and the optionee as soon as practicable after such grant. The stock option agreement shall expressly state or incorporate by reference the provisions of the Plan and state whether the option is an Incentive Stock Option or a Nonqualified Option.

      (b) Terms of Options. Except as provided in paragraphs (c) and (d) of this Section, each option granted under the Plan shall be subject to the terms and conditions set forth by the Committee in the stock option agreement including, without limitation, option price, vesting schedule and option term.

      (c) Additional Terms Applicable to All Options. Each option shall be subject to the following terms and conditions:

           (i) Written Notice. An option may be exercised only by giving written notice to the Company specifying the number of Shares to be purchased. An option may be exercised only to the extent it is vested on the date of exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an option; provided that the minimum number will not prevent the option holder from exercising an option for the full number of Shares for which it is then exercisable.

           (ii) Method of Exercise. Except as otherwise provided in any written option agreement, the exercise price of an option shall be paid in full (i) in cash; (ii) in Common Stock valued at its Fair Market Value on the date of exercise, provided it has been owned by the optionee for at least six (6) months prior to the exercise; (iii) in cash by an unaffiliated broker-dealer to whom the holder of the option has submitted an exercise notice consisting of a fully endorsed option; (iv) by agreeing to surrender Awards then exercisable by him valued at their Fair Market Value on the date of exercise; (v) by such other medium of payment as the Committee, in its discretion, shall authorize; or (vi) by any combination of clauses (i) through (v) above, as the optionee shall elect. In the case of payment pursuant to clauses (ii) through (v) above, the optionee's election must be made on or prior to the date of exercise of the option and must be irrevocable. In lieu of a separate election governing each exercise of an option, an optionee may file a blanket election that shall govern all future exercises of options until revoked by the optionee.

           (iii)     Term of  Option.   An  option  shall be  exercisable  as
 provided under the Plan or by the Committee.

           (iv) Disability, Death or Retirement of Optionee. If an optionee's Termination of Service occurs due to Retirement, Disability or death prior to exercise in full of any options, he or she, or his or her beneficiary, executor, administrator or personal representative, shall have the right to exercise the options within a period of twelve (12) months after the date of such termination to the extent that the right was vested and exercisable at the date of such termination as provided in the stock option agreement, or as may otherwise be provided by the Committee.

           (v) Transferability. No option may be transferred, assigned or encumbered by an optionee, except: (A) by will or the laws of descent and distribution; (B) by gifting for the benefit of descendants for estate planning purposes; or (C) pursuant to a certified domestic relations order.

      (d)  Additional Terms  Applicable to  Incentive  Stock  Options.   Each
 Incentive Stock Option shall be subject to the following terms and conditions:

           (i) Option Price. The option price per Share shall be 100% of the fair market value of a Share on the date the option is granted. Notwithstanding the preceding sentence, the option price per Share granted to an individual who, at the time such option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (a "10% Stockholder") shall not be less than 110% of the fair market value of a Share on the date the option is granted.

           (ii) Term of Option. No option may be exercised more than ten (10) years after the date of grant. No option granted to a 10% Stockholder may be exercised more than five (5) years after the date of grant. Notwithstanding any other provisions hereof, no option may be exercised more than three (3) months after the optionee terminates employment with the Company, except in the event of death or Disability, in which case the option may be exercised as provided in subparagraph (c)(iv) of this Section. In the case of Retirement, the option may be exercised as provided in subparagraph (c)(iv) of this of this Section, but if exercised beyond the three (3) month period following Retirement, the option will not be an Incentive Stock Option and will be treated for all purposes as a Nonqualified Option.

           (iii) Annual Exercise Limit. The aggregate fair market value of Shares which first become exercisable during any calendar year shall not exceed $100,000. For purposes of the preceding sentence, the fair market value of each Share shall be determined on the date the option with respect to such Share is granted.

           (iv) Transferability. No option may be transferred, assigned or encumbered by an optionee, except by will or the laws of descent and distribution, and during the optionee's lifetime an option may only be exercised by him or her.

           (v) Notice of Disqualifying Dispositions. If an optionee sells or otherwise disposes of any Shares acquired pursuant to the exercise of an Incentive Stock Option on or before the later of (1) the date two (2) years after the date of grant, and (2) the date one year after the exercise of the Incentive Stock Option (in either case, a "Disqualifying Disposition"), the optionee must immediately notify the Company in writing of such disposition. The optionee may be subject to income tax withholding by the Company on the compensation income recognized by the optionee from the Disqualifying Disposition.


 6.   RESTRICTED STOCK AWARDS.
      -----------------------
      (a) Grants. An award of Restricted Stock under the Plan ("RSAs") shall be evidenced by a written agreement in such form and consistent with the Plan as the Committee shall approve from time to time. A grantee can accept an RSA only by signing and delivering to the Company a purchase agreement in such form as the Committee shall establish, and full payment of the purchase price, within thirty (30) days from the date the RSA agreement was delivered to the grantee. If the grantee does not accept the RSA in this manner within thirty (30) days, then the offer of the RSA will terminate, unless the Committee determines otherwise.

      (b) Restriction Period. RSAs awarded under the Plan shall be subject to such terms, conditions and restrictions as shall be determined by the Committee at the time of grant, including, without limitation:
 (i) prohibitions against  transfer;  (ii) substantial risks  of  forfeiture;
 (iii) attainment of performance objectives; and (iv) repurchase by the Company or right of first refusal for such period or periods as shall be determined by the Committee. The Committee shall have the power to permit, in its discretion, an acceleration of the expiration of the applicable restriction period with respect to any part or all of the RSAs awarded to a grantee.

      (c) Restrictions Upon Transfer. RSAs awarded, and the right to vote underlying Shares and to receive dividends thereon, may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered during the restriction period applicable to such Shares. Subject to the foregoing, and except as otherwise provided in the Plan, the grantee shall have all the other rights of a stockholder including, without limitation, the right to receive dividends and the right to vote such Shares.

      (d)  Legends.   Each certificate  issued in  respect of  RSAs shall  be
 deposited with the Company, or its designee, and shall bear the following legend:

      "This certificate and the shares represented hereby are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in the United Financial Mortgage Corp. 2004 Stock Incentive Plan. Release from such terms and conditions shall be obtained only in accordance with the provisions of such Plan, a copy of which is on file in the office of the Secretary of said Company."

      (e) Lapse of Restrictions. Each restricted stock agreement shall specify the terms and conditions upon which any restrictions upon Shares awarded under the Plan shall lapse, as determined by the Committee. Upon the lapse of such restrictions, Shares, free of the foregoing restrictive legend, shall be issued to the grantee or his or her legal representative.

      (f) Termination Prior to Lapse of Restrictions. In the event of a grantee's Termination of Service prior to the lapse of restrictions applicable to any RSAs awarded to such grantee, all Shares as to which there still remain restrictions shall be forfeited by such grantee without payment of any consideration to the grantee, and neither the grantee nor any successors, heirs, assigns, or personal representatives of such grantee shall thereafter have any further rights or interest in such Shares or certificates.


 7.   STOCK APPRECIATION RIGHTS.
      -------------------------
      (a) Grants. An award of Stock Appreciation Rights under the Plan ("SARs") may be granted separately or in tandem with or by reference to an option granted prior to or simultaneously with the grant of such rights, to such eligible directors, officers, employees, consultants and advisors as may be selected by the Committee, and shall be evidenced by a written agreement in such form and consistent with the Plan as the Committee shall approve from time to time.

      (b) Terms of Grant. SARs may be granted in tandem with or with reference to a related option, in which event the grantee may elect to exercise either the option or the SAR, but not both, as to the same Share subject to the option and the SAR, or the SAR may be granted independently of a related option. SARs shall not be transferable, except: (i) by will or the laws of descent and distribution; (ii) by gifting for the benefit of descendants for estate planning purposes; or (iii) pursuant to a certified domestic relations order.

      (c) Payment on Exercise. Upon exercise of a SAR, the grantee shall be paid the excess of the then fair market value of the number of Shares to which the SAR relates over the fair market value of such number of Shares at the date of grant of the SAR or of the related option, as the case may be. Such excess shall be paid in cash, in Shares of equivalent value, or in same combination thereof, at the Company's or Committee's sole discretion.


 8.   PERFORMANCE UNITS AND PERFORMANCE SHARES.
      ----------------------------------------
      (a) Grant of Performance Units/Shares. Subject to the terms and conditions of the Plan, Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Committee, in its sole discretion. The Committee will have complete discretion in determining the number of Performance Units and Performance Shares granted to each person.

      (b) Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Committee on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

      (c) Performance Objectives and Other Terms. The Committee will set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives must be met will be called the "Performance Period." Each award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Committee, in its sole discretion, will determine. The Committee may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Committee in its discretion.

      (d) Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Service Provider over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved. After the grant of a Performance Unit/Share, the Committee, in its sole discretion, may reduce or waive any performance objectives for such Performance Unit/Share.

      (e) Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon after the expiration of the applicable Performance Period at the time determined by the Committee. The Committee, in its sole discretion, may pay earned Performance
 Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

      (f) Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.


 9.   RESTRICTED STOCK UNITS.
      ----------------------
      Restricted Stock Units shall consist of a Restricted Stock, Performance Share or Performance Unit Award that the Committee, in its sole discretion permits to be paid out in installments or on a deferred basis, in accordance with rules and procedures established by the Committee.


 10.  OTHER STOCK BASED AWARDS.
      ------------------------
      Other Stock Based Awards may be granted either alone, in addition to, or in tandem with, other Awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall have authority to determine the Service Providers to whom and the time or times at which Other Stock Based Awards shall be made, the amount of such Other Stock Based Awards, and all other conditions of the Other Stock Based Awards including any dividend and/or voting rights.


 11.  AMENDMENT OR TERMINATION OF THE PLAN.
      ------------------------------------
      The Board or the Committee may amend, alter, suspend, discontinue or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of Company stockholders or Service Providers, except that any amendment or alteration to the Plan shall be subject to the approval of the Company's stockholders not later than the annual meeting next following such Board action if such stockholders approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval. Notwithstanding the foregoing, no such action may materially and adversely affect the rights of such Service Providers under any previously granted and outstanding Award, without the consent of an affected Service Providers. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Service Providers, no such Committee action may materially adversely affect the rights of such Service Providers under such Award.


 12.  TERM OF PLAN.
      ------------
      The Plan shall be effective upon the date of its adoption by the Board; provided that Incentive Stock Options may be granted only if the Plan is approved by the stockholders within twelve (12) months before or after the date of adoption by the Board. Unless sooner terminated under the provisions of Section 1 above, options, Awards shall not be granted under the Plan after the expiration of ten (10) years from the Effective Date. However, Awards may be exercisable after the end of the term of the Plan.


 13.  RIGHTS AS STOCKHOLDER.
      ---------------------
      Upon delivery of any Share to a director, officer, employee, consultant or advisor, such person shall have all of the rights of a stockholder of the Company with respect to such Share, including the right to vote such Share and to receive all dividends or other distributions paid with respect to such Share.


 14.  CHANGE OF CONTROL.
      -----------------
      (a) Stock Options and SARS. Except as otherwise set forth in the Award, in the event of a Change of Control, each outstanding Option and SAR shall be assumed or an equivalent option or SAR substituted by the successor corporation or a parent or subsidiary of the successor corporation. Unless determined otherwise by the Committee, in the event that the successor corporation refuses to assume or substitute for the Option or SAR, the Service Provider shall fully vest in and have the right to exercise the Option or SAR as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or SAR is not assumed or substituted in the event of a Change of Control, the Committee shall notify the Service Provider in writing or electronically that the Option or SAR shall be exercisable, to the extent vested, for a period of up to fifteen (15) days from the date of such notice, and the Option or SAR shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or SAR shall be considered assumed if, following the Change of Control, the option or stock appreciation right confers the right to purchase or receive, for each Share of Award Shares subject to the Option or SAR immediately prior to the Change of Control, the consideration (whether stock, cash, or other securities or property) received in the Change of Control by holders of Company common stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change of Control is not solely common stock of the successor corporation or its parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or SAR, for each Share of Award Shares subject to the Option or SAR, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of common stock of the Company in the Change of Control. Notwithstanding anything herein to the contrary, (i) with respect to Options and SARs granted to an outside director that are assumed or substituted for, if immediately prior to or after the Change of Control the Service Provider's status as a director of the Company or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Service Provider, then the Service Provider shall fully vest in and have the right to exercise such Options and SARs as to all of the Award Shares, including Shares as to which it would not otherwise be vested or exercisable; and (ii) an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Service Provider's consent; provided, however, a modification to such performance goals only to reflect the successor corporation's post-Change of Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

      (b) Restricted Stock, Performance Shares, Performance Units, Restricted Stock Units and Other Stock Based Awards. Except as otherwise set forth in the Award, in the event of a Change of Control, each outstanding Restricted Stock, Performance Share, Performance Unit, Other Stock Based Award and Restricted Stock Unit Award shall be assumed or an equivalent Restricted Stock, Performance Share, Performance Unit, Other Stock Based Award and Restricted Stock Unit Award substituted by the successor corporation or a parent or subsidiary of the successor corporation. Unless determined otherwise by the Committee, in the event that the successor corporation refuses to assume or substitute for the Restricted Stock, Performance Share, Performance Unit, Other Stock Based Award or Restricted Stock Unit Award, the Service Provider shall fully vest in the Restricted Stock, Performance Share, Performance Unit, Other Stock Based Award or Restricted Stock Unit including as to Shares which would not otherwise be vested. For the purposes of this paragraph, a Restricted Stock, Performance Share, Performance Unit, Other Stock Based Award and Restricted Stock Unit Award shall be considered assumed if, following the Change of Control, the award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change of Control, the consideration (whether stock, cash, or other securities or property) received in the Change of Control by holders of Company common stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change of Control is not solely common stock of the successor corporation or its parent the Committee may, with the consent of the successor corporation, provide for the consideration to be received, for each Share and each unit/right to acquire a Share subject to the Award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Company common stock in the Change of Control. Notwithstanding anything herein to the contrary, (i) with respect to Awards granted to an outside director that are assumed or substituted for, if immediately prior to or after the Change of Control the Service Provider's status as a director of the Company or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Service Provider, then the Service Provider shall fully vest in such Awards, including Shares as to which it would not otherwise be vested; and (ii) an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Service Provider's consent; provided, however, a modification to such performance goals only to reflect the successor corporation's post-Change of Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.


 15.  CHANGES IN CAPITAL AND CORPORATE STRUCTURE.
      ------------------------------------------
      The aggregate number of Shares and interests awarded and which may be awarded under the Plan and the exercise price thereof shall be adjusted to reflect a change in the outstanding Shares of the Company by reason of a recapitalization, reclassification, reorganization, stock split, reverse stock split, combination of shares, stock dividend or similar transaction. The adjustment shall be made in an equitable manner which will cause the Awards and the economic benefits thereof to remain unchanged as a result of the applicable transaction.


 16.  ASSUMPTION OF AWARDS BY THE COMPANY.
      -----------------------------------
      The Company, from time to time, may substitute or assume outstanding awards granted by it or another company, whether in connection with an acquisition of another company or otherwise, by either (a) granting an Award under the Plan in substitution of such other company's award, or
 (b) assuming such award as if it had been granted under the Plan if the terms of such assumed award could be applied to an Award granted under the Plan. Such substitution or assumption shall be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under the Plan if the other company had applied the rules of the Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award shall remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to
 Section 424(a) of the Code). In the event the Company elects to grant a new option rather than assuming an existing option, such new option may be granted with a similarly adjusted exercise price.


 17.  SERVICE.
      -------
      An individual shall be considered to be in the service of the Company or a Related Corporation as long as he or she remains a director, officer, employee, consultant or advisor of the Company or such Related Corporation. Nothing herein shall confer on any individual the right to continued service with the Company or a Related Corporation or affect the right of the Company or such Related Corporation to terminate such service.


 18.  WITHHOLDING OF TAX.
      ------------------
      (a) Generally. To the extent the award, issuance, vesting or exercise of an Award results in the receipt of compensation by a director, officer, employee, consultant or advisor, the Company may require the director, officer, employee, consultant or advisor to pay to the Company or the grantee may authorize the Company to withhold a portion of any cash compensation then or thereafter payable to such person, an amount, sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate for the Shares. If an Award is to be paid in cash, the payment will be net of an amount sufficient to satisfy such tax withholding obligations

      (b) Stock Withholding. To the extent a grantee incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the grantee is obligated to pay the Company the amount required to be withheld, the Committee may, in its sole discretion, allow the grantee to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a grantee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Committee.


 19.  DELIVERY AND REGISTRATION OF STOCK.
      ----------------------------------
      The Company's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the individual to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act or any other federal, state or local securities legislation or regulation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under securities legislation. The Company shall not be required to deliver any Shares under the Plan prior to: (a) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, and (b) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable. The Plan is intended to comply with Rule 16b-3, if applicable. Any provision of the Plan which is inconsistent with said rule shall, to the extent of such inconsistency, be inoperative and shall not affect the validity of the remaining provisions of the Plan.

                        ALL SHAREHOLDERS ARE REQUESTED
                   TO SIGN AND MAIL THEIR PROXIES PROMPTLY

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                       UNITED FINANCIAL MORTGAGE CORP.

                       To Be Held on September 8, 2004

 The undersigned hereby appoints Joseph Khoshabe and Robert S. Luce and each or either of them with power of substitution, attorneys and proxies for and in the name and place of the undersigned, to vote the number of shares that the undersigned would be entitled to vote if then personally present at the Annual Meeting of Shareholders of United Financial Mortgage Corp. to on Wednesday, September 8, 2004, at 2:00 P.M. local time, at the Renaissance Oak Brook, 2100 Spring Road, Oak Brook, Illinois 60523., or at any adjournment or postponement thereof, upon the matters set forth in the Notice of the Annual Meeting and proxy statement, receipt of which is hereby knowledged:

 1.  Election of directors.

               [ ] Vote FOR all nominees          [ ] Vote WITHHELD from all
                   listed below (except as            nominess
                   directed to the contrary below)

                   Joseph Khoshabe                    Joseph Khoshabe
                   John A. Clark                      John A. Clark
                   Robert S. Luce                     Robert S. Luce
                   Elliot R. Jacobs                   Elliot R. Jacobs
                   James R. Zuhlke                    James R. Zuhlke
                   Anthony W. Schweiger               Anthony W. Schweiger
                   Steve Y. Khoshabe                  Steve Y. Khoshabe

 Instructions: To withhold vote for any individual nominee, write that nominee's named in the space provided below.

 ____________________________________________________________________________

 2.  Adoption of the United Financial Mortgage Corp. 2004 Stock Incentive
     Plan.

                   For            Against           Abstain
                   [ ]              [ ]               [ ]

 3. Ratification of Crowe Chizek and Company LLC as the Company's independent auditors.

                   For            Against           Abstain
                   [ ]              [ ]               [ ]


 4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or a adjournment or adjournments thereof.

  ---------------------------------------------------------------------------
  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED UNDER PROPOSAL 1 AND "FOR" PROPOSAL 2 AND "FOR" PROPOSAL 3.
  ---------------------------------------------------------------------------

  NOTE:  Please date proxy and sign it exactly as name or names appear on the
                               ----------------------------------------------
         Company's records.  All joint owners of shares  MUST  sign  in order
         --------------------------------------------------------------------
         for  the proxy  to be  valid.  State  full  title  when  signing  as
         ----------------------------
         executor,  administrator,  trustee,  guardian,  etc.  Please  return proxy  in  the enclosed envelope.


  Dated:______________________, 2004

  Please Sign Here: __________________________________

  Print Name: ________________________________________